Fees Summary	Aug. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,042,014.70
Previously Paid Amount	0.00
Total Fee Amount	1,801.11
Total Offset Amount	0.00
Net Fee	$ 1,801.11